UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 26, 2005

SYBRON DENTAL SPECIALTIES, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-16057	33-0920985
(State or other jurisdiction of Incorporation)	Commission File Number	(I.R.S. Employer Identification No.)

1717 West Collins Avenue, Orange, California	92867
(Address of principal executive offices)	(Zip Code)

(714) 516-7400

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02. Results of Operations and Financial Condition

On April 26, 2005, Sybron Dental Specialties, Inc. conducted a conference call to discuss its results of operations and financial condition for the second quarter of fiscal year 2005 ended March 31, 2005 and to answer any questions raised by the call’s audience. The transcripts of this conference call are furnished herewith as Exhibit 99.1 to this Form.

Item 9.01 Financial Statements and Exhibits

(c) Exhibits

The following exhibit is being furnished herewith:

99.1	Transcript of the Sybron Dental Specialties, Inc. conference call, which it conducted on April 26, 2005, regarding its third quarter fiscal 2005 results of operations and financial condition.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SYBRON DENTAL SPECIALTIES, INC.

Date: April 29, 2005	By: /s/ Stephen J. Tomassi
Name: Stephen J. Tomassi Title: Vice President-General Counsel and Secretary

EXHIBIT INDEX

Exhibit Number	Description
99.1	Transcript of the Sybron Dental Specialties, Inc. conference call, which it conducted on April 26, 2005 regarding its results of operations and financial condition for its second quarter of fiscal 2005.